Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    FREDERICK W. ROCKWOOD
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 14th day of May, 2002.




                                       /S/    SCOTT K. SORENSEN
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 14th day of May, 2002.




                                       /S/    GREGORY N. MILLER
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    RAY J. HILLENBRAND
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    DANIEL A. HILLENBRAND
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    JOHN A. HILLENBRAND II
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    W AUGUST HILLENBRAND
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    PETER F. COFFARO
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    EDWARD S. DAVIS
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    LEONARD GRANOFF
                                       -----------------------------------------

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


            The undersigned does hereby constitute and appoint each of Frederick
W. Rockwood, Scott K. Sorensen, and Timothy R. Renfroe, with full power of substitution, his true and lawful attorney-in-fact and agent to execute in his name (whether on behalf of Hillenbrand Industries, Inc. (the "Company") or as an officer or director of the Company), the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of the Company's common stock issuable under the Company's Stock Incentive Plan, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder as the undersigned could do in person. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of January, 2002.




                                       /S/    JOHN C. HANCOCK
                                       -----------------------------------------